ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          VARIABLE SEPARATE ACCOUNT
          _________________________________________________________

                SUPPLEMENT TO AMERICAN PATHWAY II PROSPECTUS
                           DATED JANUARY 28, 1997


Anchor National Life Insurance Company (the "Company") is offering an optional enhanced guaranteed minimum death benefit (the "enhanced death benefit") as an additional selection within your American Pathway II variable annuity contract (the "Contract") which is an alternative to the death benefit described on page 13 of the prospectus under the subheading "DEATH BENEFIT - Before the Annuity Date". The enhanced death benefit is not yet available in all states.

Enhanced Death Benefit. Under the enhanced death benefit, if the Annuitant dies prior to the Annuity Date, the Company will pay to the Beneficiary, upon receipt by the Company of Due Proof of Death of the Annuitant, the greater of: (a) the Contract Value as of the day on which the Company receives Due Proof of Death; or (b) the maximum Contract anniversary value between the date the enhanced death benefit takes effect and the Annuitant's 75th birthday. A Contract anniversary value is equal to the Contract Value on a Contract anniversary, increased by any Purchase Payments and reduced by any withdrawals and partial annuitizations since that anniversary, as of the day on which the Company receives Due Proof of Death of the Annuitant. If the enhanced death benefit is elected prior to May 31, 1998, the Company will pay the greater of (a) the Contract Value as of the day on which the Company receives Due Proof of Death; or (b) the maximum Contract anniversary value between the date one year prior to the election of the enhanced death benefit and the Annuitant's 75th birthday.

Election Procedures. Contract Owners may elect the enhanced death benefit by completing the Optional Enhanced Guaranteed Minimum Death Benefit Election Form provided by the Company. If the enhanced death benefit is elected prior to May 31, 1998, it will take effect on the date of election. If the enhanced death benefit is elected on or after May 31, 1998, it will take effect on the Contract anniversary following election, or on the Contract anniversary date if election occurs on a Contract anniversary. The Company will transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account with the enhanced death benefit and begin deducting the charge described below on the Contract anniversary following election of the enhanced death benefit.

Contract Owners may cancel the enhanced death benefit at any time by sending a written request to the Company. If canceled, the enhanced death benefit will terminate on the next Contract anniversary and the original death benefit, as described on page 13 of the prospectus under the subheading "DEATH BENEFIT - Before the Annuity Date", will be reinstated. If the enhanced death benefit is canceled on a Contract anniversary, the cancellation will take effect on that date. The Company will also cease deducting the charge for the enhanced death benefit upon cancellation and transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account without the enhanced death benefit. Once canceled, the enhanced death benefit cannot be reinstated.

Charges and Deductions. There is a daily charge for the enhanced death benefit so long as the enhanced death benefit is elected and remains in effect. If the enhanced death benefit is elected prior to May 31, 1998, the daily charge for the enhanced death benefit will be waived until the Contract anniversary following election. This charge is equal to the annual rate of 0.10% of the daily net asset value of the Separate Account and is in addition to the charges described on page 3 of the prospectus under the subheading "SUMMARY OF THE CONTRACTS - Charges and Deductions" and on page 5 of the prospectus under the heading "Separate Account Annual Fees and Charges". See "Examples" below for more information on the fees and expenses for a Contract with the enhanced death benefit.

Separate Account Annual Fees and Charges for Contracts with the Enhanced
Death Benefit.   The fees and charges described on page 5 of the prospectus under the heading "Separate Account Annual Fees and Charges" shows the fees and charges applicable to a Contract without the enhanced death benefit. The same charges and fees apply to a Contract with the enhanced death benefit, except that an additional charge is deducted from the Separate Account for this benefit. The annual Separate Account expenses for a Contract with the enhanced death benefit are set forth below to show all applicable Separate Account fees and charges:

          Separate Account annual expenses (as a percentage of total net assets):

          Mortality Risk Charge                            0.80%
          Expense Risk Charge                              0.35%
          Distribution Expense Charge                      0.15%
          Enhanced Death Benefit Charge                    0.10%
                                                           -----
                    Total fees and expenses                1.40%

Examples. The following examples show fees and expenses for a Contract with the enhanced death benefit. The examples do not reflect any transfer fees or premium taxes. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

If you elect the enhanced death benefit and surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

SERIES              1 YEAR              3 YEARS            5 YEARS             10 YEARS
------              ------              -------            -------             --------
Growth               $70                  $113               $158                $234
International        $75                  $127               $182                $282
Growth-Income        $70                  $113               $158                $234
Asset Allocation     $71                  $114               $160                $237
High-Yield Bond      $71                  $114               $160                $237
U.S. Gov't/AAA       $71                  $114               $160                $238
Cash Management      $71                  $114               $160                $237

If you elect the enhanced death benefit and do not surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

SERIES              1 YEAR              3 YEARS            5 YEARS             10 YEARS
------              ------              -------            -------             --------
Growth                $20                 $63               $108                 $234
International         $25                 $77               $132                 $282
Growth-Income         $20                 $63               $108                 $234
Asset Allocation  $21                     $64               $110                 $237
High-Yield Bond       $21                 $64               $110                 $237
U.S. Gov't/AAA        $21                 $64               $110                 $238
Cash Management       $21                 $64               $110                 $237

Date: August 29, 1997










              Please keep this supplement with your prospectus.